UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            SCHEDULE 14C INFORMATION

                             AMENDED CURRENT REPORT

                            PURSUANT TO SECTION 14(C)
                                     of the
                         SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: September 7, 2001

                         TORCHMAIL COMMUNICATIONS, INC.
                         ------------------------------
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
         (State or other jurisdiction of incorporation or organization)

        89102P-10-4                                     95-2312900
        -----------                                     ----------
               (CUSIP Number) (IRS Employer Identification Number)



                          268 West 400 South, Suite 300
                           Salt Lake City, Utah 84101
                    (Address of principal executive offices)

                                 (801) 575-8073
              (Registrant's telephone number, including area code)


                        We Are Not Asking You For a Proxy
                                       AND
                    You Are Requested Not to Send Us A Proxy


Check the appropriate box:
   [   ]    Preliminary Information Statement
   [   ]    Confidential, for Use of the Commission Only (as permitted by Rule
            14c-5(d)(2)
   [ X ]    Definitive Information Statement

Payment of Filing Fee (Check the appropriate box):

   [   ]    No fee required.
   [   ]    Fee computed on table below per Exchange Act Rules
            14(c)-5(g) and 0-11.
            1) Title of each class of securities to which transaction applies:
            2) Aggregate number of securities to which transaction applies:
            3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
            4) Proposed maximum aggregate value of transaction:

            5) Total fee paid:

   [ X]    Fee paid previously with preliminary materials.
   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
           1) Amount Previously Paid:
           2) Form, Schedule or Registration No.:
           3) Filing Party:
           4) Date Filed

--------------------------------------------------------------------------------


                         TORCHMAIL COMMUNICATIONS, INC.
                          268 West 400 South, Suite 300
                           Salt Lake City, Utah 84101

                   Amended Notice of Action by Written Consent
                                      of a
                    Majority of the Outstanding Common Stock
                       taken on or about January 12, 2001.

To the Stockholders of Torchmail Communications, Inc.

Notice is hereby given that by Written Consent by the holders of a majority of the outstanding common stock of Erly Industries, Inc. (the "Company") the Company Changed its State of Domicile from the State of California to the State of Delaware. This amended Notice is being given to correct an error in the notice previously mailed to shareholders on or about December 20, 2000.

Only stockholders of record at the close of business on December 1, 2000 were given Notice of the Action by Written Consent, and only such shareholders will receive notice of this correction. The Company is not soliciting proxies.

                                   By Order of the Board of Directors

                                    /s/ Richard Surber
                                   -------------------------------------
                                   Secretary of the Company

                         TORCHMAIL COMMUNICATIONS, INC.
                          268 West 300 South, Suite 300
                           Salt Lake City, Utah 84101
                            Telephone (801) 575-8073

                          AMENDED INFORMATION STATEMENT

                      ACTION BY A MAJORITY OF STOCKHOLDERS


This Amended Information Statement is furnished to all holders of the common stock, $0.01 par value per share, of Erly Industries, Inc., a California Corporation (the "Company") to correct an error contained in the previous mailing to shareholders dated December 19, 2000, and mailed to shareholders on or about December 20, 2000, in connection with proposed action by holders of a majority of the issued and outstanding shares of common voting stock of the Company to change the domicile of the Company from the State of California to the State of Delaware. This change of domicile in fact occurred on January 26, 2001. This Amended Information Statement is first being mailed to stockholders on or about September 12, 2001.

Only stockholders of record at the close of business on December 1, 2000 were entitled to notice of the action to be taken, and are the only persons who will receive copies of this Amended Information Statement. There will be no vote on the matters by the shareholders of the Company because the proposed action was accomplished by the written consent of a majority of the shares of the Company as allowed by Section 603 of the California Corporations Code.

The purpose of this amendment is to correct an error in previous information sent to shareholders wherein it was stated that incident to the merger there would be a one for ten reverse split of Erly Industries, Inc. shares. The reverse-split of shares which was approved by the majority shareholder and filed with the Secretary of State of the State of Delaware, in fact approved and effected a one for one hundred reverse split. This Amended Information Statement is being mailed to shareholders to provide the necessary information to correct the prior error.

Erly Industries, Inc. entered into an Agreement and Plan of Merger with Torchmail Communications, Inc., a Delaware Corporation, pursuant to which the Company merged with the Delaware Corporation, on January 26, 2001, for the purpose of changing the domicile of the Company from the State of California to the State of Delaware.

         WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO
                                 SEND US A PROXY

          SECURITY OWNERSHIP OF EXECUTIVE OFFICERS, DIRECTORS AND FIVE
                              PERCENT STOCKHOLDERS

The following table sets forth certain information concerning the ownership of the outstanding common stock of Erly Industries, Inc. as of December 1, 2000, with respect to: (i) each person known to the Company to be the beneficial owner of more than five percent of the Company's outstanding common stock; (ii) all directors; and (iii) directors and executive officers of the Company as a group. The notes accompanying the information in the table below are necessary for a complete understanding of the figures provided below. As of December 1, 2000, there were 15,000,000 shares of common stock issued and outstanding.


TITLE OF                NAME AND ADDRESS OF            AMOUNT         PERCENT OF
CLASS                    BENEFICIAL OWNER              AND              CLASS
                                                       NATURE OF
                                                       BENEFICIAL
                                                       OWNERSHIP
----------------   -------------------------------     ------------  -----------
Common Stock       Richard D. Surber, President        9,237,912      61.58%
($0.01 par value)  268 West 400 South, Suite 300       (beneficial)
                   Salt Lake City, Utah 84101
----------------   -------------------------------     ------------  -----------
Common Stock       Hudson Consulting Group, Inc.       9,237,912      61.58%
($0.01 par value)  268 West 400 South, Suite 300
                   Salt Lake City, Utah 84101
----------------   -------------------------------     ------------  -----------
Common Stock       All Officers and Directors as a     9,237,912      61.58%
($0.01 par value)  Group
----------------   -------------------------------     ------------  -----------
Common Stock       Gerald D. Murphy                    1,028,254      6.85%
($0.01 par value)  10990 Wilshire Boulevard, # 120
                   Los Angeles, California 90024-
                   3955
----------------   -------------------------------     ------------  -----------
Common Stock       Farmers Rice Milling Company,       804,030        5.36%
($0.01 par value)  Inc.
                   P.O. Box D
                   Lake Charles, Louisiana 70602-
                   3704
----------------   -------------------------------     ------------  -----------
                       CHANGE OF CONTROL SINCE END OF LAST FISCAL YEAR

On the 12th day of September, 2000, Hudson Consulting Group, Inc., a Nevada Corporation ("Hudson"), contracted to buy nine million two hundred thirty seven thousand nine hundred twelve (9,237,912) shares of Erly Industries, Inc.'s $0.01 par value common stock from the Company for a cash payment of $120,000. Hudson used its operating funds to make the purchase. The purchase of these shares gave effective control of the Company to Hudson because the said shares represent 61.58% of the issued and outstanding shares of the Company. The transaction was consummated and 9,237,912 shares of the Company's stock were delivered to Hudson on December 5, 2000.


          CHANGING THE COMPANY'S STATE OF INCORPORATION FROM CALIFORNIA
                       TO DELAWARE (the "REINCORPORATION")

By consent of persons holding a majority in excess of 50% of the issued and outstanding shares of Erly Industries, Inc.'s $0.01 par value voting stock, as allowed by Section 603 of the California Corporations Code("CCC"), Erly Industries, Inc. ("Erly"), which was a California Corporation, was merged with and into Torchmail Communications, Inc. ("Torchmail"), a Delaware Corporation, a wholly owned subsidiary of Erly Industries, Inc., which was newly organized under Delaware law, with Torchmail Communications, Inc., a Delaware Corporation becoming the surviving Corporation. We sometimes refer to Torchmail Communications, Inc., a Delaware Corporation as the Delaware Corporation. The Delaware Corporation's principal executive office is located at 268 West 400 South, Suite 300, Salt Lake City, Utah 84101, and its telephone number is (801) 575-8073.

Effective December 1, 2000, the Board of Directors approved the reincorporation proposal pursuant to the terms of the Agreement and Plan of Merger, which is attached as Appendix "A," by which Erly Industries, Inc., a California Corporation was to be merged with and into Torchmail Communications, Inc., a Delaware Corporation. Shareholders of Erly Industries, Inc. common stock were not requested to consider and approve the reincorporation proposal at a shareholder's meeting and did not vote on the proposal because it had already been approved by a majority of the Erly shareholders pursuant to Section 603(a) of the California Corporations Code which allows for shareholder action without notice and a meeting. We have summarized the material terms of the Agreement and Plan of Merger below. This summary is subject to, and qualified in its entirety, by reference to the text of the Agreement and Plan of Merger itself. No vote of holders of outstanding shares of Erly Industries, Inc.'s common stock, other than those majority shareholders who have approved the proposed action, was necessary for approval of the reincorporation proposal.


         WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO
                                 SEND US A PROXY

                   NO CHANGE IN BUSINESS OR PHYSICAL LOCATION

The proposed merger effected a change in the legal domicile and name of Erly Industries, Inc. and other changes of a legal nature, the most significant of which are described below. However, the merger did not result in any change in our business, management, location of our principal executive offices, assets, liabilities or net worth (other than as a result of the costs incident to the merger, which are immaterial). Our management, including all directors and officers, remained the same after the merger and assumed identical positions with the Delaware Corporation.

                            THE DELAWARE CORPORATION

The Delaware Corporation that was the surviving corporation was incorporated under the Delaware Corporations Laws ("DCL") on December 7, 2000, exclusively for the purpose of merging with Erly Industries, Inc. Prior to the merger, the Delaware Corporation had no material assets nor liabilities and had not carried on any business.

The Delaware Corporation's Articles of Incorporation were substantially identical to the then current Articles of Incorporation of Erly Industries, Inc., except for statutory references necessary to conform to the DCL and other differences attributable to the differences between the DCL and the CCC. A copy of the Delaware Corporation's Articles of Incorporation are attached as Appendix "B".

                        THE AGREEMENT AND PLAN OF MERGER

The Agreement and Plan of Merger provided that Erly Industries, Inc. would be merged with and into the Delaware Corporation, with the Delaware Corporation then becoming the surviving corporation. The Delaware Corporation assumed all assets and liabilities of Erly Industries, Inc., including obligations under our outstanding debts and contracts. The then existing Board of Directors and officers of Erly Industries, Inc., became the board of directors and officers of the Delaware Corporation for identical terms of office.

Upon the effective date of the merger, each one hundred shares of Erly Industries, Inc.'s issued and outstanding common stock was automatically converted into one (1) fully paid and nonassessable share of common stock, $0.001 par value per share, of the Delaware Corporation. Fractional shares were rounded upward. The Delaware Corporation has issued new stock certificates to shareholders of record upon the effective date of the merger. Each certificate representing one hundred (100) issued and outstanding shares of Erly Industries, Inc. common stock immediately prior to the effective date of the merger has been exchanged for one (1) share of common stock of the Delaware Corporation on the Corporation's books and records as of the effective date of the merger(1).

PLEASE NOTE: Shareholders need not exchange their existing stock certificates for stock certificates of the Delaware Corporation. However, any shareholders desiring new stock certificates representing common stock of the Delaware Corporation may submit their existing stock certificates to Standard Registrar and Transfer, 12528 South 1840 East, Draper, Utah 84020, the surviving corporation's transfer agent, for cancellation, and obtain new certificates.



--------
         (1)Since the company rounded up all fractional shares created by the merger, persons owning fewer than 100 shares received 1 share, and persons owning odd numbers of shares had any fractional share resulting from the merger rounded to the next higher whole number.

                 DESCRIPTION OF CAPITAL STOCK AND VOTING RIGHTS

Erly Industries, Inc.'s authorized capital consisted of 15,000,000 shares of common stock, $0.01 par value. As of December 1, 2000 there were 15,000,000 shares of common stock outstanding. The holders of common stock were entitled to vote on all matters to come before a vote of the shareholders of the Company. Torchmail Communications, Inc., a Delaware Corporation, the company which is the surviving entity of the merger, is capitalized for 200,000,000 shares of $0.001 par value common stock. The merger effectively increased the number of authorized shares of the Company from 15,000,000 to 200,000,000.

               COMPARISON OF SHAREHOLDER RIGHTS UNDER DELAWARE AND
            CALIFORNIA CORPORATE LAW AND CHARTER DOCUMENTS BEFORE AND
                              AFTER REINCORPORATION

Erly Industries, Inc. was incorporated in the State of California, and the surviving corporation in the merger is incorporated in the State of Delaware. Erly Industries, Inc.'s shareholders, whose rights were previously governed by the CCC and the Company's articles of incorporation and bylaws, upon consummation of the merger, became shareholders of the Delaware Corporation and their rights are now governed by the Delaware Corporation Law ("DCL") and the articles of incorporation and bylaws of the Delaware Corporation. Upon the filing with and acceptance by the Secretary of State of Delaware of Articles of Merger in Delaware on January 26, 2001, the Company became Torchmail Communications, Inc., a Delaware Corporation, and the outstanding shares of Erly Industries, Inc. common stock are deemed for all purposes to evidence ownership of, and to represent shares of, Torchmail Communications, Inc. common stock.

The Delaware Charter Documents replaced the Erly Industries, Inc. Articles of Incorporation, as amended ("California Articles") and the California bylaws (together, the "California Charter Documents") including providing officers, directors and agents of Torchmail Communications, Inc. with certain indemnification rights in addition to those currently provided for Erly Industries, Inc.

The following summary table is qualified by the discussion which follows the table:


                                                       ERLY          TORCHMAIL
                                                 INDUSTRIES     COMMUNICATIONS
-----------------------------------------     ---------------  -----------------
State of Incorporation                           California           Delaware
-----------------------------------------     ---------------  -----------------
Authorized Common Stock                          15,000,000        200,000,000
-----------------------------------------     ---------------  -----------------
Par Value of Common Stock                             $0.01             $0.001
-----------------------------------------     ---------------  -----------------
Issued Common Stock                              15,000,000                  1
-----------------------------------------     ---------------  -----------------
Authorized Preferred                                  6,000         10,000,000
-----------------------------------------     ---------------  -----------------

-----------------------------------------     ---------------  -----------------
Par Value of Preferred Stock                        $100.00             $0.001
-----------------------------------------     ---------------  -----------------
Issued Preferred Stock                                    0                  0
-----------------------------------------     ---------------  -----------------
Meeting Quorum Requirements                        Majority           Majority
-----------------------------------------     ---------------  -----------------
Shareholder Action w/o Meeting                     Majority           Majority
-----------------------------------------     ---------------  -----------------
Dividends                                     When Declared      When Declared
-----------------------------------------     ---------------  -----------------
Votes                                         One Per Share      One Per Share
-----------------------------------------     ---------------  -----------------
Cumulative Voting                                        No                 No
-----------------------------------------     ---------------  -----------------
Vote Required for Sale of Assets                   Majority           Majority
-----------------------------------------     ---------------  -----------------
Vote Required for Amendment of Articles            Majority           Majority
-----------------------------------------     ---------------  -----------------
Vote Required for Removal of Director              Majority           Majority
-----------------------------------------     ---------------  -----------------
Preemptive Rights                                        No                 No
-----------------------------------------     ---------------  -----------------
Dissolution Rights                                      Yes                Yes
-----------------------------------------     ---------------  -----------------
Limitation of Director Liability                        Yes                Yes
-----------------------------------------     ---------------  -----------------
Assessment                                               No                 No
-----------------------------------------     ---------------  -----------------
Redemption of Common                                     No                 No
-----------------------------------------     ---------------  -----------------
Rights to Inspect Records                               Yes                Yes
-----------------------------------------     ---------------  -----------------
Right to File Derivative Action                         Yes                Yes
-----------------------------------------     ---------------  -----------------
Shareholder Liability for Derivative               Possibly           Possibly
Actions
-----------------------------------------     ---------------  -----------------

Description of Shares

Torchmail Communications, Inc. is authorized to issue 200,000,000 shares of $0.001 par value common stock and 10,000,000 shares of $0.001 par value preferred stock. Prior to the merger, there was one share of Torchmail Communications, Inc. common stock issued and outstanding. The Torchmail preferred shares may be issued into one or more series, with the Torchmail Board of Directors fixing the designation, preferences and relative, participating, optional or other special rights, or qualification, limitations or restrictions thereof of the shares of each series, including dividend rate, whether dividends shall be cumulative, voting rights, conversion rights, redemption rights, and liquidation or dissolution rights. No series of Torchmail preferred shares is issued and outstanding. Erly was authorized to issue 15,000,000 shares of its $0.01 par value common stock of which 15,000,000 shares were issued and outstanding as of the record date. Erly was authorized to issue 6,000 shares of $100 par value preferred stock of which no shares are or were issued and outstanding.

Dividend Rights

When and as dividends, payable in cash, stock or other property, are declared by the Board of Directors of Torchmail or Erly, as the case may be, the holders of Erly shares or Torchmail shares, respectively, were and are entitled to share equally, share for share, in such dividends.

Under California law, no dividends may be given unless (1) the amount of retained earnings of the corporation immediately prior thereto equals or exceeds the amount of the proposed distribution, and (2) the sum of the assets of the corporation would be equal to a least 1 1/4 times its liabilities and the current assets would be at least equal to its current liabilities. Further, under California law, no dividends may be given if the corporation, as a result of the dividends, would be likely to be unable to meet its liabilities as they mature, or if required, the corporation has not satisfied the preferential rights of stockholders whose rights are superior to those receiving the distribution.

A Delaware Corporation may pay dividends out of "surplus" or, if there is no surplus, out of net profits for the fiscal year in which the dividend is declared or for the preceding fiscal year. Surplus is defined as the net assets of the corporation over the corporation's capital.

Voting Rights

Those who held Erly shares on the date the merger is consummated are entitled as a group to hold one-hundredth (1/100th) the number of Torchmail common shares. Holders of Torchmail shares and Erly shares were and are entitled to one vote for each share on all matters voted upon by shareholders of Erly or Torchmail, respectively.

Pursuant to Torchmail's Articles of Incorporation, holders of a majority of the outstanding shares entitled to vote, represented in person or by proxy, shall constitute a quorum at a meeting of Shareholders. Pursuant to Erly' Articles of Incorporation, at all meetings of shareholders, a majority of the shares entitled to vote at such meeting, represented in person or by proxy, constituted a quorum.

Pursuant to California law, holders of Erly shares could take action without a meeting only upon written consent of the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Special Meetings of the Shareholders of Erly could be called by the President, the Chairman of the Board, the Board of Directors or shareholders holding not less than ten percent of the shares entitled to vote. Special Meetings of the Shareholders of Torchmail may be called by the President, the majority of the Board of Directors, or shareholders holding a majority in amount of the entire capital stock of the corporation issued and outstanding and entitled to vote.

Pursuant to Delaware law, holders of Torchmail's shares may take action without a meeting, and without prior notice, upon the written consent of shareholders holding at least a majority of the voting power, except that if a greater proportion is required for the action to be taken at a meeting, then the greater proportion of written consents is required.

Erly's Articles of Incorporation required the approval of a majority of all outstanding Erly shares entitled to vote for amendment of the Articles of Incorporation and the approval of a majority of all of the outstanding Erly shares for the merger, consolidation, sale, or disposition of all or substantially all of Erly's assets and voluntary dissolution. The statutory provisions applicable to (1) the amendment of the Torchmail Certificate of Incorporation, (2) the approval of merger, consolidation, or dissolution of Torchmail, and (3) the sale of substantially all of Torchmail's assets are similar to those applicable to Erly actions. Delaware law requires the vote of a majority of Torchmail shares to effect any of the actions referenced in (1),
(2), or (3) above.

Removal of a director under California law required the affirmative vote of a majority of the outstanding Erly shares. The DCL provides that, except with respect to corporations with classified boards or cumulative voting, a director may be removed, with or without cause, by the holders of the majority in voting power of the shares entitled to vote at an election of directors. In the event the corporation's board of directors is classified, stockholders may effect such removal only for cause, unless the corporation's charter provides otherwise.

Liability of Directors.

 The DCL permits a Delaware Corporation to include in its charter a provision eliminating or limiting the personal liability of a director to the corporation or its stockholders for monetary damages for breaches of fiduciary duty, including conduct that could be characterized as negligence or gross negligence. However, the DCL provides that the charter can not eliminate or limit liability for (a) breaches of the director's duty of loyalty, (b) acts or omissions not in good faith or involving intentional misconduct or knowing violation of the law,
(c) an unlawful distribution, or (d) the receipt of improper personal benefits. The DCL further provides that no such provision will eliminate or limit the liability of a director for any act or omission occurring prior to the date when such provision becomes effective. Our current charter includes a provision eliminating director liability for monetary damages for breaches of fiduciary duty to the maximum extent permitted by the DCL.

California law is more restrictive in the circumstances under which the liability of a director may be limited or eliminated. Erly's Articles of Incorporation provided that the liability of a director shall be eliminated to the fullest extent permitted under applicable California law. California Corporation Code sections 204(10) and 309(c) provide that the corporation may eliminate or limit the personal liability of a director to the corporation and to its shareholders for monetary damages for breach of fiduciary duty as a director, except that the liability of a director shall not be eliminated or limited for any breach of the director's duty of loyalty to the corporation or to its shareholders, for acts or omissions not in good faith or which involve intentional misconduct, for a knowing violation of law, for acts or omissions that show a reckless disregard for the director's duty to the corporation or its shareholders, for acts or omissions that constitute an unexcused pattern of inattentiveness that amounts to an abdication of the director's duties, violation of sections 310 or 316 of the Code or for any transaction from which the director directly or indirectly derived an improper benefit.

Dissenters Rights

Under Delaware Law, dissenters' rights are afforded to stockholders who follow prescribed statutory procedures in connection with a merger or consolidation (subject to restrictions similar to those provided by the California Law, as described below). Under the DCL, there are no appraisal rights in connection with sales of substantially all the assets of a corporation, reclassifications of stock or other amendments to the charter that adversely affect a class of stock, unless specifically provided in the charter. Our current charter does not provide for dissenters' rights in these circumstances. Dissenters' rights do not apply to a stockholder of a Delaware Corporation if the stockholder's shares were (a) listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Security Dealers, Inc. or (b) held of record by more than 2,000 stockholders. Notwithstanding the foregoing sentence, however, under the DCL, stockholders have dissenters' rights if stockholders are required by the terms of the agreement of merger or consolidation to accept anything for his shares other than (a) shares of stock of the corporation surviving or resulting from the merger or consolidation, (b) shares of stock of any other corporation which is so listed or designated or held of record by more than 2,000 stockholders,
(c) cash in lieu of fractional shares, or (d) any combination of the foregoing.

Under California law, if the approval of outstanding shares of a corporation is required for a reorganization, then each shareholder is entitled to vote on the transaction and each shareholder of a subsidiary in a short-form merger is entitled to dissent. There is no right of dissent with respect to a plan of merger or exchange if at the record date fixed to determine stockholders entitled to receive notice and to vote at the meeting at which the plan of merger or exchange is to be acted upon the shares were listed on a national securities exchange, designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or held by at least 2,000 stockholders of record.

Assessment and Redemption

Torchmail shares to be issued upon consummation of the merger will be fully paid and non-assessable. Erly shares, for which full consideration has been paid, are deemed to be fully paid and non- assessable. Neither Torchmail nor Erly common shares have any redemption provisions.

Transfer Agent

The transfer agent for Erly's shares was Computershare Investment Services, located at 2 North LaSalle Street, Chicago, Illinois 60602. The transfer agent for Torchmail shares is Standard Registrar and Transfer, located at 12528 South 1840 East, Draper, Utah 84020.

Inspection Rights

Under California law a shareholder could inspect and copy Erly's accounting records and minutes of proceedings of the shareholders at any reasonable time during usual business hours for a purpose reasonably related to such holder's interests as a shareholder. Under Delaware law, any stockholder has the right, during usual business hours, to inspect and copy the corporation's stock ledger, stockholder's list and other books and records for any proper purpose upon written demand under oath stating the purpose thereof.

Derivative Rights

Delaware Law provides that:

o A person may not bring a derivative action unless the person was a stockholder of the corporation at the time of the challenged transaction or unless the stock thereafter devolved on such person by operation of law;

o A complaint in a derivative proceeding must set out the efforts made by a person, if any, to obtain the desired action from the directors or comparable authority and the reason for the failure to obtain such action or for not making the effort; and

o A derivative proceeding may be settled or discontinued only with court approval.

In addition, under the DCL, a court may dismiss a derivative proceeding if:

o The court finds that a committee of independent directors has determined in good faith after conducting a reasonable investigation that the maintenance of the action is not in the best interests of the corporation; and

o The court determines in its own business judgment that the action should be dismissed.

California Law provides that:

o A person may not bring a derivative action unless the person was a stockholder of the corporation at the time of the challenged transaction or unless the stock thereafter devolved on such person by operation of law, provided that any shareholder who does not meet this requirement may be allowed to maintain the action if a court determines that:

          (1) There is a strong prima facie case in favor of the claim asserted on behalf of the corporation;

          (2) No similar action has been, or is likely to be, filed for the corporation;

          (3) Plaintiff acquired the shares prior to public notice of the wrongdoing complained of;

          (4) Unless the action is maintained, defendant may retain a gain derived from a willful breach of fiduciary duty; and

          (5)There will be no unjust enrichment of the corporation or plaintiff due to the action.

o A complaint in a derivative proceeding must set out the efforts made by a person, if any, to obtain the desired action from the directors or comparable authority and the reason for the failure to obtain such action or for not making the effort.

Issuance of Additional Shares: Possible Dilution

Erly was authorized to issue 15,000,000 shares of $0.01 par value common stock. There were, at the date of the merger, 15,000,000 shares issued and outstanding leaving no shares available for issuance. Erly was authorized to issue 6,000 shares of $100 par value preferred stock. There were no shares of preferred stock issued and outstanding leaving 6,000 shares available for issuance at the time of the merger. Upon the filing of the merger, Torchmail was authorized to issue 200,000,000 shares of $0.001 par value common stock. There were approximately 3,000,000 shares issued and outstanding leaving 197,000,000 shares available for issuance. Torchmail is authorized to issue 10,000,000 shares of $0.001 par value preferred stock. There have been no preferred shares issued and outstanding leaving 10,000,000 shares available for issuance. The merger has been consummated and significant dilution of current common stockholders is possible upon the issuance of more common shares.

           INCORPORATION BY REFERENCE OF CERTAIN FINANCIAL INFORMATION

The following portions of Erly Industries, Inc.'s Annual Report on Form 10-KSB for the fiscal year ended March 31, 2000, are incorporated herein by reference:
"Item 1. Business", "Item 5. Market Information for Common Equity and Related Shareholder Matters", and "Item 7. Financial Statements."' The following portions of Erly Industries, Inc.'s Quarterly Report on Form 10-QSB for the period ended December 31, 2000 are also incorporated herein by reference: "Part
I. Item 1: Financial Statements" and "Part I. Item 2: Management's Discussion and Analysis of Financial Condition and Results of Operations."' Copies of these documents are available without charge to any person, including any beneficial holder of the Company's common stock to whom this information statement was delivered, on written or oral request to Erly Industries, Inc. 268 West 400 South, Suite 300, Salt Lake City, Utah 84101, Attention: Secretary (telephone number: (801) 575-8073). Any statement contained in a document all or a portion of which is incorporated by reference herein shall be deemed to be modified or superseded for purposes of this information statement to the extent that a statement contained herein or in any subsequently filed document that also is, or is deemed to be, incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed to constitute a part of this information statement except as so modified or superseded.

                           INCREASE IN CAPITALIZATION

Prior to the merger, the Company had 15,000,000 authorized shares of common stock, par value $0.01 per share, of which 15,000,000 shares were outstanding on December 1, 2000. The Company also had 6,000 authorized shares of preferred stock, par value $100 per share, of which no shares were outstanding on December 1, 2000.

Torchmail Communications, Inc., a Delaware Corporation, into which the Company merged to accomplish its change of domicile, upon approved by the stockholders, is authorized to issue 200,000,000 shares of common stock par value $0.001 and 10,000,000 shares of preferred stock par value $0.001. The effect of the merger was to increase the number of authorized common shares which may be issued by the Company from 15,000,000 to 200,000,000 and the number of authorized preferred shares from 6,000 to 10,000,000.

Since currently authorized shares were not sufficient to meet anticipated needs in the immediate future, the Board considered it desirable that Erly Industries, Inc. have the flexibility to issue an additional amount of common stock without further stockholder action, unless otherwise required by law or other regulations. The Board of Directors believed that the availability of these additional shares would enhance Erly Industries, Inc.'s flexibility in connection with any possible acquisition or merger, stock splits or dividends, financings and other corporate purposes and would allow such shares to be issued without the expense and delay of a special stockholders' meeting, unless such action were required by applicable law or rules of any stock exchange on which Erly Industries, Inc.'s securities may have then been listed.

Presently, the Delaware Company has issued only one of its two authorized classes of stock, common stock, par value $0.01 per share. All of such common shares are voting shares and have the same voting rights. However, none of such common shares confers any preemptive rights on the holders thereof to purchase or receive any additional shares of the Delaware Company's common stock or any other securities, rights or options for the Delaware Company's securities authorized or acquired by the Delaware Company in the future. The Board may issue the common stock authorized by the Delaware Company's Charter for such consideration as may be fixed by the Board and for any corporate purpose without further action by the stockholders, except as may be required by law. Each share of common stock has equal dividend rights and participates equally upon liquidation

             FEDERAL INCOME TAX CONSEQUENCES OF THE REINCORPORATION

The merger and resulting reincorporation of Erly Industries, Inc. from California to Delaware will constitute a tax-free reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended. Accordingly, for federal income tax purposes, no gain or loss will be recognized by shareholders upon the conversion of Erly Industries, Inc. common stock into the Delaware Corporation's common stock. Each shareholder whose shares are converted into the Delaware Corporation's common stock will have the same basis in the common stock of the Delaware Corporation as such shareholder had in the common stock of Erly Industries, Inc. held immediately prior to the effective date of the merger. The shareholder's holding period in the Delaware Corporation's common stock will include the period during which the corresponding shares of Erly Industries, Inc. common stock were held.

In addition, neither the Company nor Torchmail will recognize gain or loss as a result of the reincorporation, and Torchmail will generally succeed, without adjustment, to the tax attributes of the Company. Delaware has no corporate income tax, no taxes on corporate shares, no franchise tax, no personal income tax, no I.R.S. information sharing agreement, nominal annual fees, minimal reporting and disclosure requirements, and shareholders are not public record.

PLEASE NOTE: No information is provided in this information statement regarding the tax consequences, if any, under applicable state, local or foreign laws, and each shareholder is advised to consult his or her personal attorney or tax advisor as to the federal, state, local or foreign tax consequences of the proposed reincorporation in view of the shareholder's individual circumstances.

The foregoing summary of federal income tax consequences is included for general information only and does not address all income tax consequences to all of the Company's shareholders. The Company's shareholders are urged to consult their own tax advisors as to the specific tax consequences of the reincorporation with respect to the application and effect of state, local and foreign income and other tax laws.


                           SECURITIES ACT CONSEQUENCES

The shares of the Delaware Corporation's common stock to be issued in exchange for shares of Erly Industries, Inc. common stock are not being registered under the Securities Act of 1933. In that regard, the Delaware Corporation is relying on Rule 145(a)(2) under the Securities Act of 1933, which provides that a merger which has "as its sole purpose" a change in the domicile of a corporation does not involve the sale of securities for purposes of the Securities Act of 1933, and on interpretations of the Rule by the Securities and Exchange Commission which indicate that the making of certain changes in the Delaware Corporation's articles of incorporation which could otherwise be made only with the approval of the shareholders of either corporation does not render Rule 145(a)(2) inapplicable.

After the merger, the Delaware Corporation will continue to file periodic reports and other documents with the Securities and Exchange Commission and provide to its shareholders the same types of information that we have previously filed and provided. Shareholders holding restricted shares of common stock will have shares of the Delaware Corporation's stock which are subject to the same restrictions on transfer as those to which their present shares of common stock are subject, and their stock certificates, if surrendered for replacement certificates representing shares of the Delaware Corporation's common stock will bear the same restrictive legend as appears on their present stock certificates. For purposes of computing compliance with the holding period requirement of Rule 144 under the Securities Act of 1933, shareholders will be deemed to have acquired their shares of the Delaware Corporation's common stock on the date they acquired their shares of Erly Industries, Inc.'s common stock. In summary, the Delaware Corporation and its shareholders will be in the same respective positions under the federal securities laws after the merger as were Erly Industries, Inc. and its shareholders prior to the merger.

                 AMENDMENT TO THE MERGER AGREEMENT; TERMINATION

The Merger Agreement provided that it could be terminated and the reincorporation abandoned, notwithstanding shareholder approval, by the Board of Directors of the Company at any time before consummation of the reincorporation if the Board of Directors of the Company determined that in its judgment the reincorporation did not appear to be in the best interests of the Company or its shareholders. In the event the Merger Agreement had been terminated, the Company would have remained as a California Corporation. However, the Merger Agreement was approved by the shareholders and Articles of Merger were filed with the Delaware Secretary of State on January 26, 2001.

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED
UPON

No person who had been a director or officer of Erly Industries, Inc. at any time since the beginning of the last fiscal year, nominee for election as a director of Erly Industries, Inc., nor associate of the foregoing persons had any substantial interest, direct or indirect, in Erly Industries, Inc.'s change of domicile which differed from that of other shareholders of Erly Industries, Inc. No director of Erly Industries, Inc. opposed the proposed action of changing the domicile of the Company.

                            10-KSB AND 10-QSB REPORTS

THE COMPANY WILL PROVIDE EACH BENEFICIAL OWNER OF ITS SECURITIES WITH A COPY OF ITS ANNUAL REPORT ON FORM 10-KSB, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO, REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE COMPANY'S MOST RECENT FISCAL YEAR, AND ITS MOST RECENT QUARTERLY REPORT ON FORM 10-QSB, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO, REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE COMPANY'S MOST RECENT QUARTER, WITHOUT CHARGE, UPON RECEIPT OF A WRITTEN REQUEST FROM SUCH PERSON. SUCH REQUEST SHOULD BE DIRECTED TO CHIEF FINANCIAL OFFICER, TOURCHMAIL COMMUNICATIONS, INC., 268 WEST 400 SOUTH, SUITE 300, SALT LAKE CITY, UTAH 84101.

Dated: September 7, 2001


                                      By Order of the Board of Directors

                                      /s/ Richard Surber
                                      -------------------------------
                                      Secretary of the Company

                                  Appendix "A"

                          AGREEMENT AND PLAN OF MERGER


This Agreement and Plan of Merger (hereinafter called the "Merger Agreement") is made as of December 13, 2000, by and between Erly Industries, Inc., a California corporation ("Erly"), and Torchmail Communications, Inc, a DELAWARE corporation ("Torchmail"). Erly and Torchmail are sometimes referred to as the "Constituent Corporations."

                                    Recitals

A. Whereas, The authorized capital stock of Erly consists of 15,000,000 shares of Common stock, $0.01 par value of which 15,000,000 shares are issued and outstanding.

B. Whereas, the authorized capital stock of Torchmail, upon effectuation of the transactions set forth in this Merger Agreement, will consist of 200,000,000 shares of Common stock, $0.001 par value.

C. Whereas, the directors of the Constituent Corporations deem it advisable and to the advantage of the Constituent Corporations that Erly merge with and into Torchmail upon the terms and conditions herein provided, for the sole purpose of effecting a change of domicile from the State of California to the State of Delaware.

D. Whereas, the merger will have no effect or change in the nature of the business or management of the resulting business operating through the surviving corporation.

                                    Agreement

NOW, THEREFORE, the parties do hereby adopt the plan of reorganization encompassed by this Merger Agreement and do hereby agree that Erly shall merge into Torchmail on the following terms, conditions and other provisions:

1. TERMS AND CONDITIONS.

         1.1 Merger. Erly shall be merged with and into Torchmail (the "Merger"), and Torchmail shall be the surviving corporation (the "Surviving Corporation") effective upon the date when this Merger Agreement is filed with the Secretary of State of Delaware (the "Effective Date").

         1.2 Succession. On the Effective Date, Torchmail shall continue its corporate existence under the laws of the State of Delaware, and the separate existence and corporate organization of Erly, except insofar as it may be continued by operation of law, shall be terminated and cease.

         1.3 Transfer of Assets and Liabilities. On the Effective Date, the rights, privileges, powers and franchises, both of a public as well as of a private nature, of each of the Constituent Corporations shall be vested in and possessed by the Surviving Corporation, subject to all of the disabilities, duties and restrictions of or upon each of the Constituent Corporations; and all and singular rights, privileges, powers and franchises of each of the

Constituent Corporations, and all property, real, personal and mixed, of each of the Constituent Corporations, and all debts due to each of the Constituent Corporations on whatever account, and all things in action or belonging to each of the Constituent Corporations shall be transferred to and vested in the Surviving Corporation; and all property, rights, privileges, powers and franchises, and all and every other interest, shall be thereafter the property of the Surviving Corporation as they were of the Constituent Corporations, and the title to any real estate vested by deed or otherwise in either of the Constituent Corporations shall not revert or be in any way impaired by reason of the Merger; provided, however, that the liabilities of the Constituent Corporations and of their shareholders, directors and officers shall not be affected and all rights of creditors and all liens upon any property of either of the Constituent Corporations shall be preserved unimpaired, and any claim existing or action or proceeding pending by or against either of the Constituent Corporations may be prosecuted to judgment as if the Merger had not taken place except as they may be modified with the consent of such creditors and all debts, liabilities and duties of or upon each of the Constituent Corporations shall attach to the Surviving Corporation, and may be enforced against it to the same extent as if such debts, liabilities and duties had been incurred or contracted by it.

         1.4 Common Stock of Erly and Torchmail. On the Effective Date, by virtue of the Merger and without any further action on the part of the Constituent Corporations or their shareholders, (i) each share of Common Stock of Erly issued and outstanding immediately prior thereto shall be converted into shares of fully paid and nonassessable shares of the Common Stock of Torchmail at a ratio of 100 Erly shares to 1 Torchmail share, and (ii) each share of Common Stock of Torchmail issued and outstanding immediately prior thereto shall be canceled and returned to the status of authorized but unissued shares.

         1.5 Stock certificates. On and after the Effective Date, all of the outstanding certificates which prior to that time represented shares of the Common Stock or of the preferred stock of Erly shall be deemed for all purposes to evidence ownership of and to represent the shares of Torchmail into which the shares of Erly represented by such certificates have been converted as herein provided and shall be so registered on the books and records of the Surviving Corporation or its transfer agents. The registered owner of any such outstanding stock certificate shall, until such certificate shall have been surrendered for transfer or conversion or otherwise accounted for to the Surviving Corporation or its transfer agent, have and be entitled to exercise any voting and other rights with respect to and to receive any dividend and other distributions upon the shares of Torchmail evidenced by such outstanding certificate as above provided.

2. CHARTER DOCUMENTS, DIRECTORS AND OFFICERS.

         2.1 Articles of Incorporation. The Articles of Incorporation of Torchmail in effect on the Effective Date shall continue to be the Articles of Incorporation of the Surviving Corporation.

         2.2 Directors. The directors of Erly immediately preceding the Effective Date shall become the directors of the Surviving Corporation on and after the Effective Date to serve until the expiration of their terms and until their successors are elected and qualified.

         2.3 Officers. The officers of Erly immediately preceding the Effective Date shall become the officers of the Surviving Corporation on and after the Effective Date to serve at the pleasure of its Board of Directors.

3. MISCELLANEOUS.

         3.1 Further Assurances. From time to time, and when required by the Surviving Corporation or by its successors and assigns, there shall be executed and delivered on behalf of Erly such deeds and other instruments, and there shall be taken or caused to be taken by it such further and other action, as shall be appropriate or necessary in order to vest or perfect in or to conform of record or otherwise, in the Surviving Corporation the title to and possession of all the property, interests, assets, rights, privileges, immunities, powers, franchises and authority of Erly and otherwise to carry out the purposes of this Merger Agreement, and the officers and directors of the Surviving Corporation are fully authorized in the name and on behalf of Erly or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.

         3.2 Amendment. At any time before or after approval by the shareholders of Erly, this Merger Agreement may be amended in any manner (except that, after the approval of the Merger Agreement by the shareholders of Erly, the principal terms may not be amended without the further approval of the shareholders of
Erly) as may be determined in the judgment of the respective Board of Directors of Torchmail and Erly to be necessary, desirable, or expedient in order to clarify the intention of the parties hereto or to effect or facilitate the purpose and intent of this Merger Agreement.

         3.3 Conditions To Merger. The obligations of the Constituent Corporations to effect the transactions contemplated hereby are subject to satisfaction of the following conditions (any or all of which may be waived by either of the Constituent Corporations in its sole discretion to the extent permitted by law): the Merger shall have been approved by the shareholders of Erly in accordance with applicable provisions of the California Corporations Code; and Erly, as sole shareholder of Torchmail, shall have approved the Merger in accordance with the General Corporation Law of the State of Delaware; and any and all consents, permits, authorizations, approvals, and orders deemed in the sole discretion of Erly to be material to consummation of the Merger shall have been obtained.

         3.4 Abandonment or Deferral. At any time before the Effective Date, this Merger Agreement may be terminated and the Merger may be abandoned by the Board of Directors of either Erly or Torchmail or both, notwithstanding the approval of this Merger Agreement by the shareholders of Erly or Torchmail, or the consummation of the Merger may be deferred for a reasonable period of time if, in the opinion of the Boards of Directors of Erly and Torchmail, such action would be in the best interest of such corporations. In the event of termination of this Merger Agreement, this Merger Agreement shall become void and of no effect and there shall be no liability on the part of either Constituent Corporation or its Board of Directors or shareholders with respect thereto, except that Erly shall pay all expenses incurred in connection with the Merger or in respect of this Merger Agreement or relating thereto.

         3.5 Counterparts. In order to facilitate the filing and recording of this Merger Agreement, the same may be executed in any number of counterparts, each of which shall be deemed to be an original.

IN WITNESS WHEREOF, this Merger Agreement, having first been duly approved by the Boards of Directors of Erly and Torchmail, is hereby executed on behalf of each said corporation and attested by their respective officers thereunto duly authorized.



                             ERLY INDUSTRIES, INC.,
                            a California Corporation

         /s/ Richard D. Surber                       /s/ Richard D. Surber
By: _______________________________         By________________________________
        President and CEO                                Secretary





                         TORCHMAIL COMMUNICATIONS, INC.,
                             a Delaware Corporation




         /s/ Richard D. Surber                         /s/ Richard D. Surber
By: _______________________________           By________________________________
       Richard D. Surber, President and CEO      Richard D. Surber, Secretary

                                  Appendix "B"

                                STATE of DELAWARE
                          CERTIFICATE of INCORPORATION
                               A STOCK CORPORATION


FIRST: The name of this corporation is Torchmail Communications, Inc.

SECOND: The corporation's registered office in the State of Delaware is to be located at 1209 Orange Street, in the City of Wilmington, County of New Castle, State of Delaware, Zip Code 19801. The registered agent in charge thereof is The Corporation Trust Company.

THIRD: The purpose of the corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

FOURTH: The corporation shall have the authority to issue two hundred million (200,000,000) shares of common stock, $0.001 par value ("Common Stock") and ten million (10,000,000) shares of preferred stock, $0.001 par value. Shares of any class of stock may be issued, without shareholder action, from time to time in one or more series as may from time to time be determined by the board of directors. The Corporation's board of directors is hereby expressly granted authority, without the necessity of shareholder action, and within the limits set forth in the Delaware Corporation Law, to:

         (a) designate in whole or in part, the preferences, limitations, and relative rights of any class of shares before the issuance of any shares of that class;

         (b) create one or more series within a class of shares, fix the number of shares of each such series, and designate, in whole or in part, the preferences, limitations, and relative rights of the series, all before the issuance of any shares of that series;

         (c) alter or revoke the preferences, limitations, and relative rights granted to or imposed upon any wholly unissued class of shares or any wholly unissued series of any class of shares; and

         (d) increase or decrease the number of shares constituting any series, the number of shares of which was originally fixed by the board of directors, either before or after the issuance of shares of the series; provided that, the number may not be decreased below the number of shares of the series then outstanding, or increased above the total number of authorized shares of the applicable class of shares available for designation as part of the series.

The allocation between the classes, or among the series of each class, of unlimited voting rights and the right to receive the net assets of the Corporation upon dissolution, shall be as designated by the board of directors. All rights accruing to the outstanding shares of the Corporation not expressly provided, or to the contrary, herein or in the Corporation's bylaws or in any amendment hereto or thereto shall be vested in the Common Stock. Accordingly, unless and until otherwise designated by the Corporation's board of directors and subject to any superior rights as so designated, the Common Stock shall have unlimited voting rights and shall be entitled to receive the net assets of the Corporation upon dissolution.

The capital stock of the Corporation shall be issued as fully paid, and the private property of the shareholders shall not be subject to pay debts, obligations, or liabilities of the Corporation, and no paid up stock, and no stock issued as fully paid up shall ever be assessable or assessed.

The holders of shares of capital stock of the Corporation shall not be entitled to preemptive or preferential rights to subscribe to any unissued stock or any other securities which the Corporation may now or hereafter be authorized to issue.

The Corporations's capital stock may be issued and sold from time to time for such consideration as may be fixed by the board of directors.

The shareholders shall not possess cumulative voting rights.

FIFTH: Meetings of shareholders shall be held at such place within or without the State of Delaware as may be provided by the Corporation's bylaws. Special meetings of the shareholders may be called by the president or any other executive officer of the Corporation, the board of directors, or any member thereof, or by the record holder or holders, of at least ten percent (10%) of all shares entitled to vote at the meeting. Any action otherwise required to be taken at a meeting of the shareholders may be taken without a meeting if a consent in writing, setting forth the action so taken, shall be signed by shareholders having at least a majority of the voting power.

SIXTH: The Corporation shall indemnify its directors, officers, employees, fiduciaries and agents and limit the extent of their personal liability to the fullest extent permitted under the Delaware Corporations Law

Every person who was or is a party or is threatened to be made a party to or is involved in any action, suit or proceedings, whether civil, criminal, administrative or investigative, by reason of the fact that he or a person for whom he is the legal representative is or was a director or officer of the corporation or is or was serving at the request of the corporation as a director or officer of another corporation, or as its representative in a partnership, joint venture, trust or other enterprise, shall be indemnified and held harmless to the fullest extent legally permissible under the law of the State of Delaware from time to time against all expenses, liability and loss (including attorney's fees, judgments, fines and amounts paid or to be paid in settlement) reasonably incurred or suffered by him in connection therewith. Such right of indemnification shall be a contract right which may be enforced in any manner desired by such person. Such right of indemnification shall not be exclusive of any other right which such directors, officers or representatives may have or hereafter acquire and, without limiting the generality of such statement, they shall be entitled to their respective rights of indemnification under any By-Law, agreement, vote of stockholders, provision of law or otherwise, as well as their rights under this Article.

Without limiting the application of the foregoing, the Board of Directors may adopt By-Laws from time to time with respect to indemnification to provide at all times the fullest indemnification permitted by the law of the State of Delaware and may cause the corporation to purchase and maintain insurance on behalf of any person who is or was a director or officer of the corporation, or as its representative in a partnership, joint venture, trust or other enterprise against any liability asserted against such person and incurred in any such capacity or arising out of such status, whether or not the corporation would have the power to indemnify such person.

The private property of the Stockholders, Directors and Officers shall not be subject to the payment of corporate debts to any extent whatsoever.

No director, officer or shareholder shall have any personal liability to the corporation or its stockholders for damages for breach of fiduciary duty as a director or officer, except that this provision does not eliminate nor limit in any way the liability of a director or officer for:

                  (a) Acts or omissions which involve intentional misconduct, fraud or a knowing violation of law; or

                  (b) The payment of dividends in violation of provisions of the Delaware Corporations Law.

SEVENTH: The corporation, by action of its directors, and without action by its shareholders, may purchase its own shares in accordance with the provisions of the Delaware Corporations Law. Such purchases may be made either in the open market or at a public or private sale, in such manner and amounts, from such holder or holders of outstanding shares of the corporation and at such prices as the Board of Directors shall from time to time determine.

EIGHTH: The bylaws of the Corporation shall be adopted by its board of directors. The power to alter, amend, or repeal the bylaws, or to adopt new bylaws, shall be vested in the board of directors, except as otherwise may be specifically provided by law or in the bylaws.

NINTH: The capital stock, after the amount of the subscription price has been paid in money, property, or services, as the Board of Directors shall determine, shall be subject to no further assessment to pay the debts of the corporation, and no stock issued as fully paid up shall ever be assessable or assessed, and these Articles of Incorporation shall not and cannot be amended, regardless of the vote therefore, so as to amend, modify or rescind this Article NINTH, or any of the provisions hereof.

TENTH: The corporation shall continue in existence perpetually unless sooner dissolved according to law.

ELEVENTH: The name and mailing address of the incorporator is as follows:

     Name: Richard D. Surber
     Mailing Address: 268 West 400 South, Suite 300, Salt Lake City, Utah 84101

TWELFTH: The members of the governing Board of the Corporation shall be styled "Directors", and the first Board shall be One (1) in number. The Number of directors shall not be reduced to less than one (1) nor exceed seven (7) and may, at any time or times, be increased or decreased in such manner as shall be provided in the Bylaws of the corporation or by an amendment to the Bylaws of the corporation duly adopted by either the Board of Directors or the Shareholders.

         Richard D. Surber
         268 West 400 South, Suite 300
         Salt Lake City, Utah 84101

I, THE UNDERSIGNED, for the purpose of forming a corporation under the laws of the State of Delaware, do make, file and record this Certificate, and do certify that the facts herein stated are true, and I have accordingly set my hand this 7th day of December, A.D. 2000.



                   /s/ Richard D. Surber
          BY:
              -------------------------------------------------------




          NAME:     Richard D. Surber
                ---------------------------------------
                            (Type of Print)

                                  Appendix "C"

                               AGREEMENT OF MERGER

AGREEMENT OF MERGER, dated this 24th day of January, 2001, pursuant to Section 252 of the General Corporation Law of the State of Delaware, between Torchmail Communications, Inc., a Delaware corporation and Erly Industries, Inc., a California corporation.

WITNESSETH that:

WHEREAS, all of the constituent corporations desire to merge into a single corporation;

NOW, THEREFORE, the corporations, parties to this agreement, in consideration of the mutual covenants, agreements and provisions hereinafter contained, do hereby prescribe the terms and conditions of said merger and mode of carrying the same into effect as follows:

FIRST: Torchmail Communications, Inc., a Delaware corporation, hereby merges into itself Erly Industries, Inc., a California corporation, and said Erly Industries, Inc. shall be and hereby is merged into Torchmail Communications, Inc. which shall be the surviving corporation.

SECOND: The Certificate of Incorporation of Torchmail Communications, Inc. as heretofore amended and as is in effect on the date of the merger provided in this Agreement, shall continue in full force and effect as the Certificate of Incorporation of the corporation surviving this merger.

THIRD: The manner of converting the outstanding shares of the capital stock of each of the constituent corporations into shares or other securities of the surviving corporation shall be as follows:

                    (a) Each share of preferred stock and each share of common stock of the surviving corporation, which shall be issued and outstanding on the effective date of this Agreement, shall be canceled and returned to the status of authorized but unissued shares.

                    (b) Each one hundred shares of common stock of the merged corporation which shall be outstanding on the effective date of this Agreement, and all rights in respect thereto shall forthwith be changed and converted into one (1) share of common stock of the surviving corporation. Any fractional shares resulting from the exchange of shares shall be rounded up to the next whole share.

                    (c) After the effective date of this Agreement, each holder of an outstanding certificate representing shares of common stock of the merged corporation shall surrender the same to the surviving corporation and each such holder shall be entitled upon such surrender to receive the number of shares of common stock of the surviving corporation on the basis provided herein. Until so surrendered, the outstanding shares of stock of the merged corporation to be converted into the stock of the surviving corporation as provided herein, may be treated by the surviving corporation for all corporate purposes as evidencing the ownership of shares of the surviving corporation as though said surrender and exchange had taken place. After the effective date of this Agreement, each registered owner of any uncertificated shares of common stock of the merged corporation shall have said shares canceled and said registered owner shall be entitled to the number of common shares of the surviving corporation on the basis provided herein.

FOURTH:           The terms and conditions of the merger are as follows:

                    (a) The by-laws of the surviving corporation as they shall exist on the effective date of this Agreement shall be and remain the by-laws of the surviving corporation until the same shall be altered, amended and repealed as provided therein.

                    (b) The directors and officers of the merged corporation shall continue in office as the directors and officers of the surviving corporation until the next annual meeting of stockholders and until their successors shall have been elected and qualified.

                    (c) This merger shall become effective upon filing with the Secretary of State of Delaware.

                    (d) Upon the merger becoming effective, the rights, privileges, powers and franchises, both of a public as well as of a private nature, of each of the Constituent Corporations shall be vested in and possessed by the Surviving Corporation, subject to all of the disabilities, duties and restrictions of or upon each of the Constituent Corporations; and all and singular rights, privileges, powers and franchises of each of the Constituent Corporations, and all property, real, personal and mixed, of each of the Constituent Corporations, and all debts due to each of the Constituent Corporations on whatever account, and all things in action or belonging to each of the Constituent Corporations shall be transferred to and vested in the Surviving Corporation; and all property, rights, privileges, powers and franchises, and all and every other interest, shall be thereafter the property of the Surviving Corporation as they were of the Constituent Corporations, and the title to any real estate vested by deed or otherwise in either of the Constituent Corporations shall not revert or be in any way impaired by reason of the Merger; provided, however, that the liabilities of the Constituent Corporations and of their shareholders, directors and officers shall not be affected and all rights of creditors and all liens upon any property of either of the Constituent Corporations shall be preserved unimpaired, and any claim existing or action or proceeding pending by or against either of the Constituent Corporations may be prosecuted to judgment as if the Merger had not taken place except as they may be modified with the consent of such creditors and all debts, liabilities and duties of or upon each of the Constituent Corporations shall attach to the Surviving Corporation, and may be enforced against it to the same extent as if such debts, liabilities and duties had been incurred or contracted by it.

IN WITNESS WHEREOF, the parties to this agreement, pursuant to the approval and authority duly given by resolutions adopted by their respective Board of Directors have caused these presents to be executed by the President of each party hereto as the respective act, deed and agreement of said corporations on this 24th day of January, 2001

                                        Torchmail Communications, Inc.


                                        By /s/ Richard D. Surber
                                          --------------------------------------
                                            Richard D. Surber, President
                                        Erly Industries, Inc.


                                        By   /s/ Richard D. Surber
                                           -------------------------------------
                                            Richard D. Surber, President



                                   CERTIFICATE

I, Richard D. Surber, Secretary of Torchmail Communications, Inc., a corporation organized and existing under the laws of the State of Delaware, hereby certify, as such Secretary, that the Agreement of Merger to which this certificate is attached, after having been first duly signed on behalf of the said corporation and having been signed on behalf of Erly Industries, Inc., a corporation of the State of California, was duly adopted pursuant to Section 228 of Title 8 of the Delaware Code by the unanimous written consent of the stockholders holding 1 share of the capital stock of the corporation, the same being all of the shares issued and outstanding having voting poser, which Agreement of Merger was thereby adopted as the act of the sole shareholder of said Torchmail Communications, Inc. and the duly adopted agreement and act of the said corporation.

WITNESS, my hand on this 24th day of January, 2001,


                                      /s/ Richard D. Surber
                                     ------------------------------------------
                                     Richard D. Surber, Secretary